UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2026

Elastic N.V.
(Exact name of registrant as specified in its charter)

The Netherlands
(State or other jurisdiction
of incorporation)

001-38675
(Commission File Number)

98-1756035
(I.R.S. Employer
Identification Number)
Not Applicable1
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: Not Applicable1

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Ordinary Shares, €0.01 Par Value	ESTC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

1 We are a distributed company. Accordingly, we do not have a principal executive office. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, any shareholder communication required to be sent to our principal executive offices may be directed to the email address ir@elastic.co or to Elastic N.V., 33 New Montgomery St., 9th Floor. San Francisco, CA 94105.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 24, 2026, Caryn Marooney notified the board of directors (the “Board”) of Elastic N.V. (the “Company” or “Elastic”) that she will not be standing for re-appointment as a non-executive director following the expiration of her term at the annual general shareholders meeting in October 2026 (the “2026 AGM”). Ms. Marooney currently serves on the Company’s Compensation Committee and Nominating and Corporate Governance Committee. Ms. Marooney’s decision to not stand for re-appointment as a member of the Board is not a result of any disagreement with the Company or its Board, or any matter relating to the Company’s operations, policies, or practices.

Item 7.01. Regulation FD Disclosure.

On August 27, 2026, the Company issued a press release announcing the matters discussed in this Current Report on Form 8-K (this “Report”). A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information contained in Item 7.01 of this Report, including Exhibit 99.1, shall be deemed “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 8.01. Other Events.

On August 26, 2026, the Board nominated Julia Liuson to stand for appointment to the Board as a non-executive director at the 2026 AGM. Pursuant to Dutch law, Ms. Liuson’s appointment to the Board is subject to a shareholder vote, to be held at the 2026 AGM. Subject to her appointment to the Board, Ms. Liuson also will be appointed to serve as a member of the Company’s Compensation Committee.

Ms. Liuson served as President of the Developer Division of Microsoft Corporation (“Microsoft”), a global technology provider, from November 2021 until June 2026, and as Corporate Vice President of Microsoft from 2012 to 2021. Since January 2021, Ms. Liuson has served on the board of Cadence Design Systems, Inc., a developer of computational, AI-driven software, accelerated hardware, and silicon intellectual property products and solutions. Since July 2026, Ms. Liuson has served as an observer on the board of directors of Schneider Electric SE, a provider of energy technology and automation solutions. Ms. Liuson also serves on the board of directors of Wanderboat.AI, an AI travel and local discovery platform. Ms. Liuson holds a B.S.E.E. in Electrical and Computer Engineering from the University of Washington.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit	Description
99.1	Press Release, dated August 27, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Important Additional Information and Where You Can Find It

The Company intends to file a proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the election of Ms. Liuson to the Company’s Board (the “Director Election”), along with other matters, to be voted upon at the 2026 AGM. Anyone who is a shareholder of record or beneficial owner of the Company’s shares as of the record date will be entitled to vote their shares at the 2026 AGM.

This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its shareholders. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE

COMPANY’S 2026 AGM, INCLUDING THE DIRECTOR ELECTION. Shareholders will be able to obtain free copies of the Proxy Statement (when it becomes available), any solicitation materials, and any other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov or by contacting the Company’s Investor Relations department at ir@elastic.co.

Participants in the Solicitation

The directors and executive officers of the Company may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Director Election. Information regarding the interests of participants in the solicitation of proxies in respect of the 2026 AGM will be included in the Proxy Statement.

Forward-Looking Statements

Certain statements herein are forward-looking statements that are subject to risks and uncertainties, which include, but are not limited to, statements regarding the nomination and appointment of Ms. Liuson, assessments of the strength of our solutions and products, our future growth and opportunities, and the estimated impacts of AI. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Our expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to the future conduct and growth of Elastic’s business and the markets in which Elastic operates. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in our most recent filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2026 and any subsequent reports filed with the SEC. SEC filings are available on the Investor Relations section of Elastic’s website at ir.elastic.co and the SEC’s website at www.sec.gov. Elastic assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2026

ELASTIC N.V.

By:	/s/ Navam Welihinda
Name:	Navam Welihinda
Title:	Chief Financial Officer